Inventories	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
Inventories	Inventories

	2025	2024
Consumables and reagent	$785	$2,470
Work in progress	1	45
Finished goods	6,246	4,051
	$7,032	$6,566
In 2025, 2024 and 2023, inventories of $23,747, $10,462 and $9,082, respectively, were recognized as an expense during the year and included in ‘direct costs’.
In addition, inventories have been reduced by $721 and $736 as a result of the write-down to net realizable value for years ended December 31, 2025 and 2024, respectively. Of these amounts, $44 and $75, respectively, related to discontinued operations. This write-down was recognized as an expense during 2025 and 2024 included in ‘direct costs’.
All inventories are expected to be recovered within one year.